UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22410

T. Rowe Price Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Real Assets Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Natural resources equities endured a difficult year amid ongoing concerns about global oversupply for energy and commodities, tepid global demand growth, and a stronger U.S. dollar. After a weak first half of the year, U.S. and global real estate securities recorded solid gains over the second half of 2015 due to favorable fundamentals, including limited supply and healthy demand.

As shown in the Performance Comparison table, the Real Assets Fund returned -11.07% and -14.69% for the six and 12 months ended December 31, 2015. The fund trailed the broader global equities market, as represented by the MSCI All Country World Index, over both periods. However, the fund outpaced its combined index portfolio—a custom blended benchmark that we believe provides a more appropriate performance comparison—for both periods. In absolute terms, the fund’s U.S. real estate stocks climbed moderately higher for the 12-month reporting period, while our global real estate portfolio trailed with lesser gains. However, this positive impact was not enough to offset sharp losses in the fund’s natural resources, industrial metals, and precious metals stocks.

Security selection in the fund’s underlying portfolios and tactical decisions to overweight and underweight various asset classes helped relative performance over the fiscal year. Stock selection in our global metals, global real estate, and natural resources portfolios were particularly beneficial. A large underweight allocation to metals and mining stocks helped results as the industry continued to struggle with oversupply, slowing Chinese demand, a strong U.S. dollar, and weak balance sheets. Overweights to U.S. and global real estate investments also aided the fund’s relative performance.

When we designed our investment strategy, we recognized that the Real Assets Fund would likely struggle against the broader global equities market in a low-inflation, slow-growth environment such as we are now experiencing. Our approach is to diversify the portfolio across a range of assets that tend to perform differently under a given inflation scenario, with the goal to smooth returns over time under a full range of inflation regimes. We believe that incorporating investments with more attractive inflation sensitivity to complement traditional equity investments should provide better long-term outcomes. While the environment over the last few years has been less than favorable for an inflation-sensitive strategy such as ours, we continue to recognize the benefits of its inclusion in the context of a broader investment portfolio.

ECONOMIC AND MARKET ENVIRONMENT

U.S. equities benefited from steady economic and employment growth and generally favorable earnings outside the energy and materials sectors, which continued to be punished by oversupply contributing to low prices. Aggressive monetary stimulus measures in Europe and Japan were also supportive. Stocks tumbled in the summer months due to concerns about a sharper-than-expected economic slowdown and a surprising currency devaluation in China. Uncertainty about the timing and pace of Federal Reserve interest rate hikes also weighed on financial markets at times. The Fed finally acted in the last month of the year, raising rates from the 0.00% to 0.25% range to the 0.25% to 0.50% range. The Fed noted that the “stance of monetary policy remains accommodative” and that it expects “only gradual increases in the federal funds rate,” with rate changes depending “on the economic outlook as informed by incoming data.” U.S. large-cap stocks generated a modest overall gain in 2015, while mid- and small-cap shares trailed with moderate losses. As measured by various Russell indexes, growth stocks outpaced value across all market capitalizations. The U.S. dollar strengthened versus most other currencies against a backdrop of relatively strong U.S. economic growth and the divergence between normalizing monetary policies in the U.S. and aggressive stimulus measures in Europe, Japan, and elsewhere.

Outside the U.S., European stocks declined for the period. A quantitative easing program by the European Central Bank (ECB) helped European exporters by weakening the euro and improving export competitiveness. An improved credit environment and low energy costs were also beneficial. Stocks gave back their gains later in the period amid renewed concerns about Greek debt and the fractious relationships between eurozone members, as well as worries about the potential for slowing global growth to weigh on European exporters. Concerns about immigration and a disappointingly small extension of the ECB’s quantitative easing program further rattled investor confidence in the year’s closing months. Strong gains in the second half of 2015 lifted Japanese equities into solidly positive territory for the year. Although inflation remains stubbornly low, Japan’s economy showed signs of improvement in industrial output and retail sales, supported by aggressive fiscal and monetary stimulus policies. Improved corporate governance and a pension reallocation favoring equities also helped stocks. Emerging markets stocks fell sharply, with virtually all countries in negative territory. A number of factors weighed on emerging markets equities, including weak commodity prices, a strong U.S. dollar, expectations for rising U.S. interest rates, and slowing global economic growth, particularly in China.

Real assets-related equities declined overall in 2015, but the performance of underlying asset classes was decidedly mixed. Natural resources stocks fell sharply. In the energy sector, resilient U.S. oil production and growing output from the Organization of the Petroleum Exporting Countries (OPEC), particularly Saudi Arabia and Iraq, continued to push global inventories higher. Beginning in early May, energy shares were hit hard as Brent crude oil prices plummeted from approximately $66 per barrel to around $36 per barrel at the end of 2015. Within the metals and mining sector, continued weakness in Chinese demand, coupled with an overhang of new supply coming to market, posed significant challenges and contributed to a profound global supply/ demand imbalance.

On the other hand, U.S. real estate stocks posted moderate gains, with strength in the second half of 2015 overcoming first-half weakness. The U.S. economy continued to steadily generate new jobs, contributing to healthy demand for real estate, while at the same time, new construction supply levels remained disciplined. Global real estate securities generated more modest gains. The UK produced positive results, while real estate stocks in Hong Kong, Singapore, and Japan suffered losses. Although uncertainty about the direction of interest rates drove volatility in real estate share prices throughout the year, fundamentals remained strong across many global markets and property types.

PORTFOLIO REVIEW

As noted above, real estate investments posted better results than other areas of the portfolio, and as a result, most of our top contributors were concentrated in the sector. Public Storage was our top contributor for the year. Self-storage stocks were very strong this period as demand was robust and occupancies were well above historical averages. U.S. apartment-oriented real estate stocks posted strong results over the year, with portfolio holdings AvalonBay Communities, Equity Residential, and Essex Property Trust among our better contributors. During the fourth quarter, Equity Residential announced that it would sell more than $5 billion of apartments that it deems non-core so that it could further concentrate on high-density urban markets, reduce debt, and pay a substantial special dividend to shareholders during the second quarter of 2016. Among our international real estate holdings, coveted assets in London’s West End continued to post positive returns, as reflected in the performance of Shaftesbury and Derwent London. Limited supply of office and retail properties in the West End combined with very strong demand has resulted in a leasing environment that favors the landlords. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Despite continued earnings growth, it was a painful period for U.S. lodging stocks, which weighed on results for our real estate portfolio. Fears over weakening revenue-per-available-room growth in the face of increasing hotel supply and skittish demand caused the dramatic reversal in the stocks. Host Hotels & Resorts weighed on results, but we were pleased by the announcement that the company planned to exit international markets to focus domestically. The company also returned capital to shareholders in the form of share repurchases. Sunstone Hotel Investors announced the sale of its leasehold interest in the Doubletree Guest Suites Times Square for an attractive price and used proceeds to reduce debt and to pay a special distribution to shareholders.

As stated previously, positive results in our real estate portfolios were not enough to overcome weakness in our natural resources stocks. Within our commodity-related exposure, a significant portion of our holdings is allocated to energy, and oil fundamentals have a meaningful impact on the portfolio. Oil has been under significant pressure, due in large part to the emergence of short-cycle, low-risk, non-OPEC production in North American shale. At the same time, decisions by major petroleum-exporting countries to maintain production and the return of previously unavailable sources in Iran, Libya, and elsewhere have added to the oversupply concerns. U.S. exploration and production companies, including Range Resources, Pioneer Natural Resources, and Continental Resources, were among the larger energy-related detractors for the annual reporting period.

Commodities often trade in tandem, and metals have not been immune to the commodity downturn. Spot copper prices fell by more than 25% for the year, and iron ore prices fell more than 40%, punishing miners with significant exposure, including Rio Tinto and BHP Billiton. Many miners, including Glencore, struggled not only due to the negative commodity environment but also due to struggles with their capital structure. Positions in diamond miner Petra Diamonds and gold producers Barrick Gold and Goldcorp also weighed heavily on performance.

In order to offset some of the negative impact from the current downturn in energy and materials prices, we are invested in areas that tend to benefit from weakening commodity prices, a strengthening U.S. dollar, and a healthier U.S. consumer. Construction materials companies such as Vulcan Materials were solidly positive for the year as U.S. construction markets improved. Chemical companies such as Agrium, Air Products & Chemicals, and CF Industries were among our top contributors as they continued to benefit from depressed pricing for key input materials.

OUTLOOK

We expect global economic growth to be mixed, with gradual improvements in developed markets and slowing growth in major emerging markets. The U.S. economy grew at a 2% annualized pace in the third quarter, supported by resilient consumer spending while weaker global growth and a stronger dollar weighed on business inventory spending and exports. Inflation remains below the Fed’s 2% target, hindered by a stronger U.S. dollar and low energy prices. Evidence suggests, however, that wages are beginning to rise from trough levels as the labor market has improved. On the corporate front, healthy balance sheets and cash flows outside of energy-related segments grant companies a measure of flexibility to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders through dividend increases and share repurchases.

Although European economic growth slowed in the third quarter, the region’s economy continues to find support in diminished fiscal headwinds, an improving credit environment, lower energy costs, quantitative easing by the ECB, and a weaker euro. Remaining risks include lingering structural issues, elevated unemployment, high debt, and political uncertainty in several countries. After seesawing between expansion and contraction, Japanese growth moved back into positive territory in the third quarter of 2015. The Bank of Japan continued its quantitative easing program, but the results have been somewhat uneven. Wage growth has been moderate, but consumer spending has stagnated. The uncertain economic outlook has delayed business spending, and export volumes may decline because of the slowdown in China. Meanwhile, challenging structural issues remain, including an aging population, a high government debt-to-GDP ratio, and cultural obstacles.

Fiscal and monetary conditions continue to diverge among emerging markets. Slowing growth in China has hurt global trade, weighed on commodity prices, and punished commodity-producing economies such as Brazil. Broad increases in credit growth throughout the 2000s left numerous corporations unprepared for a sustained drop in commodity prices. On the other hand, developing countries that have made progress on reforms, such as India and Mexico, are showing signs of improvement, and many consumer-oriented economies should benefit from low commodity prices. Additionally, weaker local currencies should support export-focused companies in many emerging markets. China’s transition to a consumer-driven economy remains a work in progress, but the central government appears willing and able to engineer a measured slowdown.

As we have written in previous shareholder letters, we believe that we are in the initial years of a secular downcycle in commodities. U.S. oil prices are now down nearly 70% from their peak in 2011 and even more from their mid-2008 peaks, and U.S. natural gas prices have fallen by over 80% since 2008. Although cheaper energy benefits U.S. consumers’ budgets and energy-intensive manufacturers, it challenges the stocks of energy producers and, in particular, energy service companies. Falling oil prices have also punished energy-exporting economies in the developing world and affected the U.S. high yield bond market, roughly 20% of which is composed of energy companies. Lackluster economic growth outside the U.S., particularly in China, and a stronger U.S. dollar spell continued trouble for a wide range of commodities, including industrial metals and energy.

We expect operating fundamentals in the real estate sector to remain solid over the near term in most markets due to the favorable supply/demand imbalance. But we note that with supply pipelines increasing, we inch closer to a tipping point if demand wanes. We will also keep a close eye on credit markets where investors have been demanding higher yields from riskier assets over the past few months. It is a good time to remember that volatility in stock prices can create opportunity as the market indiscriminately punishes good companies along with the mediocre. While we remain alert to potential risks, we are comforted that interest rates may remain relatively low, providing support to real estate values for some time to come.

Against the backdrop of a challenging investment environment, we believe that highly diversified portfolios and a careful focus on fundamental research can enhance our ability to maximize investment opportunities on behalf of our shareholders.

Respectfully submitted,

Wyatt A. Lee
Portfolio manager and chairman of the fund’s Investment Advisory Committee

January 27, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices decrease.

GLOSSARY

Combined index portfolio: An unmanaged stock portfolio consisting of 30% global natural resources (65% MSCI All Country World Index Energy and 35% MSCI All Country World Index Materials), 20% U.S. real estate (Wilshire U.S. Real Estate Securities Index), 20% global real estate (FTSE EPRA/NAREIT Developed Index), 25% global metals and mining (MSCI All Country World Index Metals & Mining), and 5% precious metals (80% MSCI All Country World Index IMI Gold and 20% MSCI All Country World Index IMI Precious Metals & Minerals).

●	FTSE EPRA/NAREIT Developed Index: An index that tracks the performance of developed market real estate securities.
●	MSCI All Country World Index Energy: An index that tracks the performance of companies engaged in the exploration and production of energy commodities.
●	MSCI All Country World Index IMI Gold: An index that tracks the performance of companies engaged in the exploration and production of gold.
●	MSCI All Country World Index IMI Precious Metals & Minerals: An index that tracks the performance of companies engaged in the exploration and production of precious metals and minerals.
●	MSCI All Country World Index Materials: An index that tracks the performance of companies engaged in the exploration and production of basic materials.
●	MSCI All Country World Index Metals & Mining: An index that tracks the performance of metals and mining companies.
●	Wilshire U.S. Real Estate Securities Index: An index that tracks the performance of publicly traded U.S. real estate securities.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 12/31/15 |
|---|---|
| Simon Property Group | 3.7% |
| AvalonBay Communities | 2.2 |
| BHP Billiton (Australia) | 1.9 |
| Rio Tinto | 1.8 |
| General Growth Properties | 1.7 |
| Public Storage | 1.7 |
| Prologis | 1.6 |
| Federal Realty Investment Trust | 1.5 |
| Essex Property Trust | 1.5 |
| Regency Centers | 1.5 |
| SL Green Realty | 1.5 |
| Randgold Resources | 1.4 |
| Equity Residential | 1.4 |
| Macerich Company | 1.4 |
| Franco-Nevada | 1.3 |
| Vornado Realty Trust | 1.3 |
| Boston Properties | 1.3 |
| Douglas Emmett | 1.2 |
| Goldcorp | 1.2 |
| Total | 1.1 |
| ExxonMobil | 1.0 |
| Newmont Mining | 1.0 |
| BHP Billiton (United Kingdom) | 0.9 |
| Kimco Realty | 0.9 |
| Fresnillo | 0.9 |
| Total | 36.9% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

**Investor Class**

| | Year Ended 12/31/15 | 12/31/14 | 12/31/13 | 12/31/12 | 12/31/11 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 10.81 | $ 10.82 | $ 11.12 | $ 10.26 | $ 12.12 |
| Investment activities | | | | | |
| Net investment income[(1)] | 0.19 | 0.15 | 0.16 | 0.16 | 0.14 |
| Net realized and unrealized gain / loss | (1.78) | 0.01[(2)] | (0.31) | 1.00 | (1.80) |
| Total from investment activities | (1.59) | 0.16 | (0.15) | 1.16 | (1.66) |
| Distributions | | | | | |
| Net investment income | (0.17) | (0.17) | (0.15) | (0.16) | (0.12) |
| Net realized gain | – | – | – | (0.11) | (0.07) |
| Tax return of capital | – | – | – | (0.03) | (0.01) |
| Total distributions | (0.17) | (0.17) | (0.15) | (0.30) | (0.20) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 9.05** | **$ 10.81** | **$ 10.82** | **$ 11.12** | **$ 10.26** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return[(3)]** | **(14.69)%** | **1.55%** | **(1.30)%** | **11.35%** | **(13.61)%** |
| Ratio of total expenses to average net assets | 0.83% | 0.83% | 0.85% | 0.86% | 0.85% |
| Ratio of net investment income to average net assets | 1.87% | 1.34% | 1.45% | 1.45% | 1.19% |
| Portfolio turnover rate | 43.0% | 42.0% | 51.6% | 41.4% | 30.0% |
| Net assets, end of period (in millions) | $ 4,476 | $ 4,325 | $ 3,745 | $ 2,910 | $ 2,382 |

(1) Per share amounts calculated using average shares outstanding method.

(2) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values of the investment portfolio.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

| | Shares/Par | $ Value |
|---|---|---|
| **COMMON STOCKS 95.5%** | | |
| **CONSUMER DISCRETIONARY 1.0%** | | |
| **Automotive Retail 0.2%** | | |
| Murphy USA (1) | 110,200 | 6,693 |
| | | 6,693 |
| **Hotels, Resorts, & Cruise Lines 0.8%** | | |
| Concentradora Fibra Danhos (MXN) | 2,740,553 | 5,661 |
| Hilton Worldwide Holdings | 1,104,325 | 23,633 |
| Starwood Hotels & Resorts Worldwide | 95,700 | 6,630 |
| | | 35,924 |
| Total Consumer Discretionary | | 42,617 |
| **CONSUMER STAPLES 0.1%** | | |
| **Agricultural Products 0.1%** | | |
| Ingredion | 67,000 | 6,421 |
| Total Consumer Staples | | 6,421 |
| **ENERGY 13.1%** | | |
| **Integrated Oil & Gas 4.0%** | | |
| Chevron | 191,200 | 17,200 |
| ExxonMobil | 589,200 | 45,928 |
| Occidental Petroleum | 539,900 | 36,503 |
| Statoil (NOK) | 765,899 | 10,712 |
| Suncor Energy | 848,400 | 21,889 |
| Total (EUR) | 1,070,733 | 47,686 |
| Total, Rights, 1/21/16 (EUR) (1) | 996,830 | — |
| | | 179,918 |
| **Oil & Gas Drilling 0.1%** | | |
| Noble | 365,800 | 3,859 |
| | | 3,859 |

**Oil & Gas Equipment & Services 2.9%**

| | | |
|---|---|---|
| Aker Solutions (NOK) | 2,219,910 | 7,591 |
| Baker Hughes | 162,500 | 7,499 |
| Cameron International (1) | 259,800 | 16,419 |
| Dril-Quip (1) | 172,800 | 10,235 |
| FMC Technologies (1) | 264,700 | 7,679 |
| Halliburton | 584,600 | 19,900 |
| Helix Energy Solutions Group (1) | 778,400 | 4,094 |
| John Wood (GBP) | 733,930 | 6,581 |
| National Oilwell Varco | 164,600 | 5,513 |
| Newpark Resources (1) | 514,900 | 2,719 |
| Oceaneering International | 201,000 | 7,542 |
| RPC | 591,700 | 7,071 |
| SBM Offshore (EUR) (1) | 531,574 | 6,758 |
| Schlumberger | 94,188 | 6,570 |
| Technip (EUR) | 153,153 | 7,565 |
| Tenaris (EUR) | 434,713 | 5,175 |
| Tesco | 362,700 | 2,626 |
| | | 131,537 |

**Oil & Gas Exploration & Production 5.9%**

| | | |
|---|---|---|
| Apache | 432,000 | 19,211 |
| Canadian Natural Resources | 418,600 | 9,138 |
| Cimarex Energy | 242,248 | 21,652 |
| Concho Resources (1) | 314,300 | 29,186 |
| Continental Resources (1) | 256,000 | 5,883 |
| Diamondback Energy (1) | 152,900 | 10,229 |
| EOG Resources | 404,800 | 28,656 |
| EQT | 417,200 | 21,749 |
| Gulfport Energy (1) | 243,400 | 5,980 |
| Hess | 171,000 | 8,290 |
| Kelt Exploration (CAD) (1) | 1,396,800 | 4,280 |
| Kosmos Energy (1) | 1,695,100 | 8,815 |
| Lundin Petroleum (SEK) (1) | 424,586 | 6,086 |

| | | |
|---|---|---|
| Matador Resources (1) | 408,000 | 8,066 |
| Noble Energy | 239,300 | 7,880 |
| Ophir Energy (GBP) (1) | 2,926,353 | 4,224 |
| PDC Energy (1) | 118,100 | 6,304 |
| Pioneer Natural Resources | 238,500 | 29,903 |
| Seven Generations Energy (CAD) (1) | 882,396 | 8,596 |
| SM Energy | 229,400 | 4,510 |
| Synergy Resources (1) | 509,900 | 4,345 |
| Woodside Petroleum (AUD) | 463,439 | 9,720 |
| | | 262,703 |
| **Oil & Gas Refining & Marketing 0.2%** | | |
| Tesoro Petroleum | 37,000 | 3,899 |
| Valero Energy | 71,700 | 5,070 |
| | | 8,969 |
| Total Energy | | 586,986 |
| **FINANCIALS 42.5%** | | |
| **Diversified Real Estate Activities 2.1%** | | |
| Alexander & Baldwin | 160,300 | 5,660 |
| Mitsubishi Estate (JPY) | 1,585,000 | 32,852 |
| Mitsui Fudosan (JPY) | 1,162,000 | 29,117 |
| Sun Hung Kai Properties (HKD) | 553,000 | 6,648 |
| Wharf Holdings (HKD) | 3,557,700 | 19,706 |
| | | 93,983 |
| **Diversified Real Estate Investment Trusts 1.8%** | | |
| Canadian Real Estate Investment Trust (CAD) | 239,900 | 7,292 |
| Gecina (EUR) | 178,611 | 21,670 |
| PS Business Parks, REIT | 172,400 | 15,073 |
| Shaftesbury (GBP) | 2,076,948 | 27,832 |
| Stockland (AUD) | 3,249,455 | 9,647 |
| | | 81,514 |

| | | |
|---|---|---|
| **Health Care Real Estate Investment Trusts 0.4%** | | |
| Healthcare Realty Trust, REIT | 701,700 | 19,872 |
| | | 19,872 |
| **Hotel & Resort Real Estate Investment Trusts 0.9%** | | |
| Host Hotels & Resorts, REIT | 1,031,200 | 15,819 |
| Pebblebrook Hotel Trust, REIT | 354,500 | 9,933 |
| RLJ Lodging Trust, REIT | 398,700 | 8,624 |
| Sunstone Hotel Investors, REIT | 583,200 | 7,284 |
| | | 41,660 |
| **Industrial Real Estate Investment Trusts 2.7%** | | |
| DCT Industrial Trust, REIT | 542,600 | 20,277 |
| EastGroup Properties, REIT | 162,300 | 9,025 |
| Nippon Prologis REIT (JPY) | 5,994 | 10,832 |
| Prologis, REIT | 1,694,382 | 72,723 |
| Terreno Realty, REIT | 420,879 | 9,520 |
| | | 122,377 |
| **Office Real Estate Investment Trusts 7.8%** | | |
| Alexandria Real Estate, REIT | 116,000 | 10,482 |
| Boston Properties, REIT | 467,100 | 59,574 |
| Brookfield Canada Office Properties (CAD) | 629,500 | 11,856 |
| Corporate Office Properties Trust, REIT | 407,800 | 8,902 |
| Derwent London (GBP) | 319,745 | 17,273 |
| Douglas Emmett, REIT | 1,751,500 | 54,612 |
| Great Portland Estates (GBP) | 949,507 | 11,574 |
| Highwoods Properties, REIT | 412,300 | 17,976 |
| Kilroy Realty, REIT | 483,200 | 30,577 |
| Paramount, REIT | 46,300 | 838 |
| SL Green Realty, REIT | 579,100 | 65,427 |
| Vornado Realty Trust, REIT | 597,300 | 59,706 |
| | | 348,797 |

| | | |
|---|---|---|
| **Real Estate Development 0.5%** | | |
| Cheung Kong Property Holdings (HKD) | 3,506,000 | 22,775 |
| | | 22,775 |
| **Real Estate Operating Companies 2.0%** | | |
| BR Malls Participacoes (BRL) | 639,300 | 1,783 |
| Hongkong Land Holdings | 3,700,600 | 25,806 |
| Hufvudstaden, A Shares (SEK) | 874,121 | 12,378 |
| Hysan Development (HKD) | 2,518,000 | 10,306 |
| Iguatemi Empresa de Shopping Centers (BRL) | 547,300 | 2,607 |
| Inmobiliaria Colonial (EUR) (1) | 17,018,203 | 11,821 |
| PSP Swiss Property (CHF) | 260,351 | 22,803 |
| | | 87,504 |
| **Residential Real Estate Investment Trusts 6.9%** | | |
| American Campus Communities, REIT | 715,300 | 29,570 |
| AvalonBay Communities, REIT | 545,100 | 100,369 |
| Camden Property Trust, REIT | 335,400 | 25,745 |
| Equity Residential, REIT | 747,300 | 60,972 |
| Essex Property Trust, REIT | 281,002 | 67,275 |
| Invincible Investment (JPY) | 8,701 | 5,051 |
| Nippon Accommodations Fund (JPY) | 5,739 | 20,008 |
| Post Properties, REIT | 20,100 | 1,189 |
| | | 310,179 |
| **Retail Real Estate Investment Trusts 15.1%** | | |
| Acadia Realty Trust, REIT | 583,100 | 19,330 |
| CapitaLand Mall Trust (SGD) | 13,931,800 | 18,880 |
| Charter Hall Retail REIT (AUD) | 3,681,310 | 11,112 |
| Federal Realty Investment Trust, REIT | 464,400 | 67,849 |
| General Growth Properties, REIT | 2,771,686 | 75,417 |
| Hammerson (GBP) | 1,165,044 | 10,297 |
| Kimco Realty, REIT | 1,540,400 | 40,759 |
| Klepierre (EUR) | 392,928 | 17,425 |

| | | |
|---|---|---|
| Macerich Company, REIT | 751,500 | 60,638 |
| Regency Centers, REIT | 962,990 | 65,599 |
| Scentre (AUD) | 7,524,951 | 22,805 |
| Simon Property Group, REIT | 852,900 | 165,838 |
| Taubman Centers, REIT | 351,100 | 26,936 |
| Unibail-Rodamco (EUR) | 69,117 | 17,525 |
| Urban Edge Properties, REIT | 635,750 | 14,908 |
| Vicinity Centres (AUD) | 10,719,088 | 21,723 |
| Weingarten Realty Investors, REIT | 561,600 | 19,420 |
| | | 676,461 |
| **Specialized Real Estate Investment Trusts 2.3%** | | |
| Plum Creek Timber, REIT | 330,800 | 15,786 |
| Public Storage, REIT | 299,000 | 74,062 |
| Weyerhaeuser, REIT | 359,200 | 10,769 |
| | | 100,617 |
| Total Financials | | 1,905,739 |
| **INDUSTRIALS & BUSINESS SERVICES 2.2%** | | |
| **Industrial Conglomerates 0.1%** | | |
| Fosun International (HKD) | 3,895,000 | 6,056 |
| | | 6,056 |
| **Industrial Machinery 1.7%** | | |
| Aalberts Industries (EUR) | 242,238 | 8,331 |
| Atlas Copco, A Shares (SEK) | 267,207 | 6,509 |
| Flowserve | 518,600 | 21,823 |
| Pentair | 342,500 | 16,964 |
| Sandvik, A Shares (SEK) | 849,859 | 7,361 |
| Watts Water Technologies, Class A | 151,000 | 7,500 |
| Xylem | 158,900 | 5,800 |
| | | 74,288 |

| | | |
|---|---|---|
| **Trading Companies & Distributors 0.4%** | | |
| Mitsubishi (JPY) | 263,600 | 4,379 |
| MRC Global (1) | 489,600 | 6,316 |
| Sumitomo (JPY) | 849,000 | 8,647 |
| | | 19,342 |
| Total Industrials & Business Services | | 99,686 |
| **MATERIALS 34.2%** | | |
| **Aluminum 1.2%** | | |
| Alcoa | 3,909,600 | 38,588 |
| Constellium (1) | 992,900 | 7,645 |
| Hindalco (INR) | 4,108,719 | 5,217 |
| | | 51,450 |
| **Commodity Chemicals 0.1%** | | |
| LG Chemical (KRW) | 8,976 | 2,479 |
| | | 2,479 |
| **Construction Materials 1.0%** | | |
| Anhui Conch Cement, H Shares (HKD) | 435,000 | 1,158 |
| Martin Marietta Materials | 93,300 | 12,743 |
| Vulcan Materials | 338,800 | 32,176 |
| | | 46,077 |
| **Diversified Chemicals 0.5%** | | |
| Dow Chemical | 125,100 | 6,440 |
| EI du Pont de Nemours | 239,800 | 15,971 |
| | | 22,411 |
| **Diversified Metals & Mining 9.3%** | | |
| Anglo American (GBP) | 219,893 | 969 |
| Antofagasta (GBP) | 598,229 | 4,099 |
| Aurubis (EUR) | 130,457 | 6,653 |
| BHP Billiton (AUD) | 6,494,856 | 84,370 |

| | | |
|---|---|---|
| BHP Billiton (GBP) | 3,707,568 | 41,625 |
| Canadian International Oil, Acquisition Date: 7/14/14 Cost $2,100 (CAD) (1)(2)(3) | 850,148 | 1,029 |
| Dowa Holdings (JPY) | 792,000 | 5,686 |
| Freeport-McMoRan | 1,297,100 | 8,781 |
| Glencore (GBP) | 6,912,466 | 9,198 |
| Grupo Mexico (MXN) | 9,719,200 | 20,747 |
| HudBay Minerals (CAD) | 2,720,300 | 10,439 |
| Jiangxi Copper, H Shares (HKD) | 4,196,000 | 4,953 |
| KAZ Minerals (GBP) (1) | 384,934 | 579 |
| Korea Zinc (KRW) | 38,857 | 15,416 |
| Mitsubishi Materials (JPY) | 3,666,000 | 11,530 |
| MMC Norilsk Nickel, ADR | 1,228,149 | 15,471 |
| Orocobre (AUD) (1) | 2,526,155 | 4,247 |
| Rio Tinto (AUD) | 1,171,947 | 37,812 |
| Rio Tinto (GBP) | 2,822,053 | 82,242 |
| South32 (AUD) (1) | 21,193,265 | 16,259 |
| Southern Copper | 1,315,700 | 34,366 |
| Western Areas (AUD) | 1,490,784 | 2,407 |
| | | 418,878 |
| **Fertilizers & Agricultural Chemicals 1.3%** | | |
| Agrium | 224,700 | 20,074 |
| CF Industries | 503,800 | 20,560 |
| Monsanto | 49,500 | 4,877 |
| Syngenta, ADR | 168,600 | 13,274 |
| | | 58,785 |
| **Forest Products 0.1%** | | |
| West Fraser Timber (CAD) | 167,000 | 6,340 |
| | | 6,340 |
| **Gold 7.8%** | | |
| Agnico Eagle Mines | 804,550 | 21,143 |
| AngloGold Ashanti (ZAR) (1) | 1,149,171 | 8,047 |

| | | |
|---|---|---|
| **Paper Products 0.1%** | | |
| Schweitzer-Mauduit International | 130,000 | 5,459 |
| | | 5,459 |
| **Precious Metals & Minerals 1.4%** | | |
| Alrosa PAO | 5,591,553 | 4,283 |
| Fresnillo (GBP) | 3,891,048 | 40,725 |
| Petra Diamonds (GBP) | 14,487,335 | 18,732 |
| | | 63,740 |
| **Silver 0.9%** | | |
| Silver Wheaton | 3,112,340 | 38,655 |
| | | 38,655 |
| **Specialty Chemicals 2.7%** | | |
| Ashland | 135,200 | 13,885 |
| Celanese, Series A | 129,600 | 8,726 |
| Flotek Industries (1) | 320,700 | 3,669 |
| International Flavors & Fragrances | 83,000 | 9,930 |
| Johnson Matthey (GBP) | 191,615 | 7,441 |
| Minerals Technologies | 125,400 | 5,751 |
| NewMarket | 12,500 | 4,759 |
| PolyOne | 149,900 | 4,761 |
| RPM | 645,600 | 28,445 |
| Sherwin-Williams | 38,000 | 9,865 |
| Shin-Etsu Chemical (JPY) | 84,900 | 4,611 |
| Umicore (EUR) | 122,199 | 5,108 |
| Victrex (GBP) | 505,478 | 13,339 |
| | | 120,290 |
| **Steel 5.0%** | | |
| Acerinox (EUR) | 507,498 | 5,147 |
| Aperam (EUR) (1) | 216,884 | 7,681 |
| ArcelorMittal | 520,714 | 2,197 |
| ArcelorMittal (EUR) | 2,359,031 | 9,857 |

| | | |
|---|---|---|
| Carpenter Technology | 282,500 | 8,551 |
| Hitachi Metals (JPY) | 884,100 | 10,902 |
| Hyundai Steel (KRW) | 253,784 | 10,686 |
| JFE Holdings (JPY) | 865,500 | 13,604 |
| Kobe Steel (JPY) | 7,579,000 | 8,234 |
| Maruichi Steel Tube (JPY) | 198,000 | 5,843 |
| Nippon Steel & Sumitomo Metal (JPY) | 1,131,600 | 22,407 |
| Nucor | 869,700 | 35,049 |
| Outokumpu (EUR) (1) | 1,468,762 | 4,292 |
| POSCO (KRW) | 119,305 | 16,972 |
| Ryerson Holding (1) | 209,700 | 979 |
| Sanyo Special Steel (JPY) | 696,000 | 3,296 |
| Steel Dynamics | 591,500 | 10,570 |
| ThyssenKrupp (EUR) | 1,045,535 | 20,734 |
| U.S. Steel | 316,000 | 2,522 |
| Vale, ADR | 1,098,600 | 2,802 |
| Voestalpine (EUR) | 405,058 | 12,397 |
| Worthington Industries | 249,600 | 7,523 |
| | | 222,245 |
| Total Materials | | 1,534,109 |

## UTILITIES 2.0%

**Electric Utilities 0.3%**

| | | |
|---|---|---|
| Edison International | 251,600 | 14,897 |
| | | 14,897 |

**Gas Utilities 0.6%**

| | | |
|---|---|---|
| Atmos Energy | 397,300 | 25,046 |
| | | 25,046 |

**Multi-Utilities 1.1%**

| | | |
|---|---|---|
| DTE Energy | 129,000 | 10,344 |
| National Grid (GBP) | 986,092 | 13,563 |

| | | |
|---|---|---|
| NiSource | 881,400 | 17,196 |
| PG&E | 187,000 | 9,946 |
| | | 51,049 |
| Total Utilities | | 90,992 |
| Total Miscellaneous Common Stocks 0.4% (4) | | 17,986 |
| Total Common Stocks (Cost $4,392,673) | | 4,284,536 |
| **PREFERRED STOCKS 0.1%** | | |
| **MATERIALS 0.1%** | | |
| **Steel 0.1%** | | |
| Gerdau (BRL) | 4,172,700 | 5,007 |
| Total Preferred Stocks (Cost $12,741) | | 5,007 |
| **CONVERTIBLE PREFERRED STOCKS 0.1%** | | |
| **ENERGY 0.1%** | | |
| **Oil & Gas Exploration & Production 0.1%** | | |
| WPX Energy | 78,931 | 2,402 |
| Total Convertible Preferred Stocks (Cost $3,947) | | 2,402 |
| **CONVERTIBLE BONDS 0.2%** | | |
| Forest City Enterprises, 4.25%, 8/15/18 | 7,377,000 | 8,491 |
| Total Convertible Bonds (Cost $7,523) | | 8,491 |
| **CORPORATE BONDS 0.1%** | | |
| Hudbay Minerals, 9.50%, 10/1/20 | 1,508,000 | 1,105 |
| Seven Generations Energy, 8.25%, 5/15/20 (5) | 1,300,000 | 1,170 |

| | | |
|---|---|---|
| SM Energy, 6.125%, 11/15/22 | 653,000 | 483 |
| Total Corporate Bonds (Cost $3,072) | | 2,758 |

## SHORT-TERM INVESTMENTS 4.3%

**Money Market Funds 4.3%**

| | | |
|---|---|---|
| T. Rowe Price Reserve Investment Fund, 0.22% (6)(7) | 195,460,638 | 195,461 |
| Total Short-Term Investments (Cost $195,461) | | 195,461 |

| | |
|---|---|
| **Total Investments in Securities** | |
| **100.3% of Net Assets (Cost $4,615,417)** | **$ 4,498,655** |

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $1,029 and represents 0.0% of net assets.
(3) Level 3 in fair value hierarchy. See Note 2.
(4) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,170 and represents 0.0% of net assets.
(6) Seven-day yield
(7) Affiliated Company
ADR American Depository Receipts
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
INR Indian Rupee
JPY Japanese Yen
KRW South Korean Won

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $4,615,417) | $ 4,498,655 |
| Dividends and interest receivable | 13,088 |
| Receivable for investment securities sold | 8,960 |
| Receivable for shares sold | 2,056 |
| Cash | 102 |
| Foreign currency (cost $823) | 799 |
| Other assets | 4,958 |
| Total assets | 4,528,618 |
| **Liabilities** | |
| Payable for investment securities purchased | 28,996 |
| Payable for shares redeemed | 6,905 |
| Investment management fees payable | 2,434 |
| Due to affiliates | 288 |
| Other liabilities | 4,863 |
| Total liabilities | 43,486 |
| **NET ASSETS** | $ 4,485,132 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 5,887 |
| Accumulated undistributed net realized loss | (797,712) |
| Net unrealized loss | (116,842) |
| Paid-in capital applicable to 495,526,231 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized | 5,393,799 |
| **NET ASSETS** | $ 4,485,132 |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** | |
| **($4,475,803,642 / 494,494,950 shares outstanding)** | $ 9.05 |
| **I Class** | |
| **($9,328,118 / 1,031,281 shares outstanding)** | $ 9.05 |

The accompanying notes are an integral part of these financial statements.

## Statement of Operations

($000s)

| | | Year Ended 12/31/15 |
|---|---|---|
| **Investment Income (Loss)** | | |
| Income | | |
| Dividend | | $ 121,543 |
| Interest | | 824 |
| Other | | 3 |
| Total income | | 122,370 |
| Expenses | | |
| Investment management | | 29,069 |
| Shareholder servicing | | |
| Investor Class | | 7,537 |
| Prospectus and shareholder reports | | |
| Investor Class | $ 22 | |
| I Class | 1 | 23 |
| Custody and accounting | | 557 |
| Registration | | 165 |
| Legal and audit | | 65 |
| Directors | | 20 |
| Miscellaneous | | 170 |
| Waived / paid by Price Associates | | (1) |
| Total expenses | | 37,605 |
| Net investment income | | 84,765 |
| **Realized and Unrealized Gain / Loss** | | |
| Net realized gain (loss) | | |
| Securities | | (401,456) |
| Foreign currency transactions | | (648) |
| Net realized loss | | (402,104) |
| Change in net unrealized gain / loss | | |
| Securities | | (407,338) |
| Other assets and liabilities denominated in foreign currencies | | (22) |
| Change in net unrealized gain / loss | | (407,360) |
| Net realized and unrealized gain / loss | | (809,464) |
| **DECREASE IN NET ASSETS FROM OPERATIONS** | | $ (724,699) |

The accompanying notes are an integral part of these financial statements.

## Statement of Changes in Net Assets

($000s)

| | | Year Ended 12/31/15 | | 12/31/14 |
|---|---|---|---|---|
| **Increase (Decrease) in Net Assets** | | | | |
| Operations | | | | |
| Net investment income | $ | 84,765 | $ | 55,921 |
| Net realized gain (loss) | | (402,104) | | 5,214 |
| Change in net unrealized gain / loss | | (407,360) | | (12,580) |
| Increase (decrease) in net assets from operations | | (724,699) | | 48,555 |
| Distributions to shareholders | | | | |
| Net investment income | | | | |
| Investor Class | | (81,683) | | (66,314) |
| I Class | | (48) | | – |
| Decrease in net assets from distributions | | (81,731) | | (66,314) |
| Capital share transactions* | | | | |
| Shares sold | | | | |
| Investor Class | | 1,069,121 | | 1,245,209 |
| I Class | | 9,567 | | – |
| Distributions reinvested | | | | |
| Investor Class | | 81,635 | | 66,186 |
| I Class | | 43 | | – |
| Shares redeemed | | | | |
| Investor Class | | (194,041) | | (713,189) |
| I Class | | (109) | | – |
| Redemption fees received | | 7 | | 28 |
| Increase in net assets from capital share transactions | | 966,223 | | 598,234 |
| **Net Assets** | | | | |
| Increase during period | | 159,793 | | 580,475 |
| Beginning of period | | 4,325,339 | | 3,744,864 |
| **End of period** | **$** | **4,485,132** | **$** | **4,325,339** |
| Undistributed net investment income | | 5,887 | | 2,889 |

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Real Assets Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth of capital. The fund has two classes of shares: the Real Assets Fund original share class, referred to in this report as the Investor Class, offered since July 28, 2010, and the Real Assets Fund–I Class (I Class), offered since August 28, 2015. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $64,000 for the year ended December 31, 2015.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2015, totaled $(947,000) for the year ended December 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,836,815,000 and $1,869,867,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an over-distribution of taxable income not deemed a return of capital for tax purposes. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, totaled $81,731,000 and $66,314,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized. Similarly, certain dividends declared by REITs in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals) but, for financial reporting purposes, are included in the fund’s dividend income on ex-date.

NOTE 5 - ACQUISITION

On May 19, 2014, the fund acquired substantially all of the assets of the T. Rowe Price Global Infrastructure Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated January 31, 2014, and approved by shareholders of the acquired fund on April 30, 2014. The acquisition provides the acquired fund’s shareholders global investments along with a broader diversification across sectors and a stronger focus on inflation projections, as well as a potentially lower expense ratio. The acquisition was accomplished by a tax-free exchange of 3,118,056 shares of the fund with a value of $36,731,000 for all 3,795,094 shares of the acquired fund then outstanding, with the same value. The exchange was based on values at the close of the NYSE on the immediately preceding business day, May 16, 2014. The net assets of the acquired fund at that date included $20,000 of unrealized depreciation. Assets of the acquired fund, including securities of $35,650,000, cash of $842,000, and receivables and other assets of $239,000, were combined with those of the fund, resulting in aggregate net assets of $4,181,367,000 immediately after the acquisition.

Pro forma results of operations of the combined entity for the entire year ended December 31, 2014 as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, $1,000 of expenses were waived/paid by Price Associates during the year ended December 31, 2015 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $130,000 for Price Associates; $87,000 for T. Rowe Price Services, Inc.; and $3,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2015, the fund was charged $403,000 for shareholder servicing costs related to the college savings plans, of which $302,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2015, approximately 5% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2015, the fund was allocated $169,000 of Spectrum Funds’ expenses and $6,838,000 of Retirement Funds’ expenses. Of these amounts, $2,853,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2015, 3% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 86% were held by the Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund; however, no Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2015, approximately 5% of the Investor Class’s and 97% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 26,233 shares of the I Class, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Real Assets Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Assets Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 19, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $77,569,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $17,428,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2010	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2010	present); Director and Advisory Board Member, Deutsche Bank
[181]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[181]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of the Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[181]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2010	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2010
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2010	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2010	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Real Assets Fund	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Assets Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 19, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 19, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 19, 2016